Debt Obligations	9 Months Ended	12 Months Ended
	Dec. 31, 2020	Mar. 31, 2020
Debt Obligations

8. Debt Obligations

On September 18, 2020, the Company repaid in full the indebtedness outstanding on a senior secured term loan (“Term Loan B”) in the amount of $146.6 million and effectively terminated the facility, including the senior secured revolving facility. In connection with the repayment, the Company wrote-off the unamortized debt issuance costs and discount of $3.5 million, which is included in interest expense in the condensed consolidated statements of income for the nine months ended December 31, 2020. As of December 31, 2020, the Company had no debt obligations outstanding. As of March 31, 2020, the Company had $143.1 million of debt obligations outstanding.

StepStone Group LP
Debt Obligations
9.	Debt Obligations

The Company’s debt obligations consist of the following:

	As of March 31,
	2020	2019
Term Loan B	$147,000	$148,500
Less: Debt issuance costs and discount	(3,856)	(4,648)

Total debt obligations	$143,144	$143,852

Future principal payments on debt obligations are as follows:

Fiscal year ending March 31,
2021	$1,500
2022	1,500
2023	1,500
2024	1,500
2025	141,000

Total	$147,000

The carrying value of the term loan approximates fair value, as the term loan is subject to variable interest rates that adjust with changes in market rates and market conditions and the current interest rate approximates that which would be available under similar financial arrangements.

In March 2018, the Company entered into a credit and guaranty agreement (“Credit Agreement”) with various lenders. The Credit Agreement was arranged by JPMorgan Chase Bank, N.A. (“JPMorgan”), as the administrative agent, and provided for a senior secured term loan (“Term Loan B”) with an aggregate principal of $150.0 million and a senior secured revolving facility (“LOC”) with an aggregate borrowing capacity of $10.0 million. Net proceeds from the Term Loan B were $145.7 million, net of arrangement fees and other expenses. A portion of the proceeds were used to repay the outstanding balances on a prior credit facility.

The Term Loan B and LOC bear interest at a variable rate, which is determined based upon the sum of the greater of: (a) the Prime Rate in effect on such day; (b) the New York Federal Reserve Bank Rate in effect on such day plus 1⁄2 of 1.0%; (c) the adjusted Eurodollar rate for a one-month interest period on such day plus 1.0%; and 3.0% for the Term Loan B (or 4.0%, in the case of loans bearing interest at the adjusted Eurodollar rate), or 2.5% for the LOC (3.5%, in the case of loans bearing interest at the adjusted Eurodollar rate). The interest rates in effect for the Term Loan B and LOC as of March 31, 2020 were 5.0% and 4.5%, respectively. The maturity dates for the Term Loan B and LOC are March 27, 2025 and March 27, 2023, respectively.

Under the terms of the Credit Agreement, certain of the Company’s assets serve as pledged collateral. In addition, the Credit Agreement contains covenants that, among other things: limit the Company’s ability to incur indebtedness; create, incur or allow liens; transfer or dispose of assets; merge with other companies; make investments above pre-defined thresholds; pay dividends or make distributions; engage in new or different lines of business; and engage in transactions with affiliates. The Credit Agreement also contains a financial covenant requiring the Company to maintain a total leverage ratio beginning with the quarter ending June 30, 2018. As of March 31, 2020, the Company was in compliance with the total leverage financial covenant ratio.

The Company can use available funding capacity under the LOC to satisfy letters of credit related to leased office space and other obligations. Amounts used to satisfy the letters of credit reduce the available capacity under the LOC. As of March 31, 2020 and 2019, the Company had outstanding letters of credit totaling $2.8 million and $4.7 million, respectively.